EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2020
EARNINGS (LOSS) PER SHARE
EARNINGS (LOSS) PER SHARE

24— EARNINGS (LOSS) PER SHARE

	December 31, 2020	December 31, 2019	December 31, 2018
Income (loss) available to common shareholders (in Euros)	€(1,703,668)	€1,512,056	€(338,382)
Number of shares for the computation of basic EPS	29,148,108	29,016,118	28,997,866
Basic EPS (in Euros)	€(0.06)	€0.05	€(0.01)
Effect of dilutive securities	622,723	604,238	347,500
Number of shares for the computation of diluted EPS	29,148,108	29,615,466	28,997,866
Diluted EPS income / (loss) (in Euros)	€(0.06)	€0.05	€(0.01)

Diluted EPS income / (loss) available to common shareholders is computed including all dilutive securities that are in the money.

The effects of dilutive securities for the years ended December 31, 2020 and 2018 were excluded from the calculation of diluted earnings per share as a net loss was reported in these periods.